UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of
the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): January 8, 2007
CENTRA FINANCIAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

West Virginia	000-49699	55-0770610

(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of		Identification No.)
incorporation)
Registrant’s telephone number, including area code: (304) 598-2000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Signatures
EX-99.1
EX-99.2

Section 8 — Other Events
Item 8.01. Other Events
     On January 8, 2007, Centra Financial Holdings, Inc. issued a news release attached as Exhibit 99.1 announcing the expansion of Centra Bank to Hagerstown, Maryland. On January 9, 2007, the company amended the press release, and the press release as amended is attached as Exhibit 99.2. Furnished as Exhibit 99.1 and Exhibit 99.2 and incorporated herein by reference are the news release and the amended news release.

Signatures
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 10, 2007	Centra Financial Holdings, Inc.
	By	/s/ Douglas J. Leech
Douglas J. Leech, President and
Chief Executive Officer